EXHIBIT 8.1

SUBSIDIARIES OF THE REGISTRANT

Wholly owned subsidiaries:

•                              IFM Company Ltd., incorporated in the Cayman Islands

•                              Beijing Aifeite International Franchise Consultant Co., Ltd., incorporated in the People’s Republic of China

•                              City Integrated Residential Services (China) Limited, incorporated in Hong Kong, S.A.R.

•                              Shanghai Yaye Real Estate Brokerage Co., Ltd., incorporated in the People’s Republic of China

•                              CIR Real Estate Consultant (Shenzhen) Co., Ltd., incorporated in the People’s Republic of China

•                              Genius Nation Investments Ltd., incorporated in the British Virgin Islands

•                              Shanghai Ruifeng Real Estate Investments Consultant Co., Ltd., incorporated in the People’s Republic of China

•                              Beijing Anxinruide Real Estate Brokerage Co., Ltd., incorporated in the People’s Republic of China

•                              Shanghai Anshijie Real Estate Consultant Co., Ltd., incorporated in the People’s Republic of China

•                              Beijing Kaisheng Jinglue Guarantee Co., Ltd., incorporated in the People’s Republic of China

•                              Kaisheng Jinglue (Shanghai) Investment Management Co., Ltd., incorporated in the People’s Republic of China

•                              Beijing IFM International Real Estate Brokerage Co., Ltd., incorporated in the People’s Republic of China

•                              Beijing IFM Investment Managements Limited, incorporated in the People’s Republic of China

•                              Shanghai Ruifeng Investment Managements Limited, incorporated in the People’s Republic of China

•                              Beijing Huachuang Xunjie Technology Co., Ltd., incorporated in the People’s Republic of China

•                              Shenzhen Kaian Investments Guarantee Co., Ltd., incorporated in the People’s Republic of China

•                              Chengdu Yize Real Estate Brokerage Co., Ltd., incorporated in the People’s Republic of China

•                              Chengdu Yichuan Real Estate Brokerage Co., Ltd., incorporated in the People’s Republic of China

•                              Sichuan Yidao Real Estate Brokerage Co., Ltd., incorporated in the People’s Republic of China

•                              Beijing Hui Jin Mortgage Co., Ltd., incorporated in the People’s Republic of China

•                              Beijing Kudiantongfang Technology Co., Ltd., incorporated in the People’s Republic of China

•                              Guangzhou Anshijie Real Estate Brokerage Co., Ltd., incorporated in the People’s Republic of China

•                              Sichuan Ruichangyuan Investment management Co., Ltd., incorporated in the People’s Republic of China

•                              Beijing Longhe Weiye Real Estate Brokerage Co., Ltd., incorporated in the People’s Republic of China

•                              Sichuan Ruichuan Real Estate Brokerage Co., Ltd., incorporated in the People’s Republic of China

•                              Shenzhen Quancheng Management Services Co.Ltd., incorporated in the People’s Republic of China

Consolidated entities:

•                              Business Vision Management Consultants Limited, incorporated in Hong Kong, S.A.R.

•                              Beijing Kaicheng Huaxin Investment Consultants Limited, incorporated in the People’s Republic of China

•                              Beijing Xinrui Shijiao Business Managements Consultant Co., Ltd., incorporated in the People’s Republic of China

•                              Tianjin Shiji TianRe Investment Management Company Ltd., incorporated in the People’s Republic of China

•                              Beijing Huaxing Tianye Investment Management Co., Ltd., incorporated in the People’s Republic of China

•                              Beijing Kaisheng Chuangfu Investment Co., Ltd, incorporated in the People’s Republic of China

•                              SG International Investments Limited, incorporated in the Cayman Islands

•                              SG Strategic Investments (Hong Kong) Limited, incorporated in Hong Kong, S.A.R.

•                              Beijing SG New Century Consulting Service Company, incorporated in the People’s Republic of China

•                              Beijing SG Xinrui Real Estate Brokerage Co., Ltd., incorporated in the People’s Republic of China

Equity Investments:

•                              Shaanxi Lide Industry Investments Co., Ltd., incorporated in the People’s Republic of China

•                              Tianjin Shiji TianRe Equity Investment Fund Management Limited Partnership, incorporated in the People’s Republic of China

•                              Tianjin Shiji TianRe Equity Fund Limited Partnership, incorporated in the People’s Republic of China